Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Stacy Feit
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(213) 486-6549

ASHFORD PRIME REPORTS FIRST QUARTER 2016 RESULTS

Adjusted EBITDA Increased 32%

Adjusted Funds From Operations per Share Increased 46%

Announced Conclusion of Strategic Review Process and Strategic Initiatives to Enhance Shareholder Value

DALLAS, May 4, 2016 -- Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the first quarter ended March 31, 2016.  The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of March 31, 2016 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the first quarter ended March 31, 2016, with the first quarter ended March 31, 2015 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

OVERVIEW

•                 Focused strategy of investing in luxury hotels in resort and gateway markets

•                 Targets conservative leverage levels of Net Debt/EBITDA of 5.0x or less

•                 Highly-aligned management team and advisory structure

•                 Dividend yield of approximately 4.2%

FINANCIAL AND OPERATING HIGHLIGHTS

•                 Comparable RevPAR for all hotels increased 2.1% to $192.56 during the first quarter

•                 Comparable Hotel EBITDA Margin increased 90 bps to 29.5%

•                 Comparable Hotel EBITDA flow-through was 77%

•                 Adjusted EBITDA was $24.4 million, which reflected 32% growth over the prior year

•                 Adjusted funds from operations (AFFO) was $0.38 per diluted share for the quarter as compared with $0.26 from the prior-year quarter representing 46% growth over the prior year period

•                 Capex invested in the quarter was $3.4 million

CONCLUSION OF STRATEGIC REVIEW

On April 8, 2016, the Company announced that its independent directors concluded the previously announced review of strategic alternatives. This review, conducted with the support of independent financial and legal advisors, was deliberate and comprehensive in its evaluation of all potential alternatives including a sale of the Company, sales of individual assets, joint ventures, mergers, various recombination opportunities with other Ashford entities, share repurchases, and capital raising across various structures. The Company received indications of interest from a number of financial and strategic buyers to acquire the Company; however, none of the indications were at levels that the independent directors, following consultation with their independent

AHP Reports First Quarter Results

May 4, 2016

advisor, believed would provide adequate value to stockholders.

The Ashford Prime Board is committed to maximizing long-term value for shareholders.  Taking into account feedback from the investor community and the analysis completed through the strategic review process, the Company announced a number of immediate and longer-term initiatives designed to enhance value for its stockholders, which include:

•                 Utilizing up to $50 million to initiate a stock repurchase program;

•                 Amending the Company’s 2016 dividend policy commencing with the second quarter by increasing the expected quarterly cash dividend for the Company’s common stock by 20%, from $0.10 per diluted share to $0.12 per diluted share. This equates to an annual rate of $0.48 per diluted share, representing a 4.2% yield;

•                 Liquidating its investment in the AIM Real Estate Hedged Equity investment fund and utilizing the cash to fund the share repurchase plan;

•                 Immediately unwinding the OP Unit enfranchisement preferred equity transaction for the Company’s OP unit holders, previously announced on February 2, 2016; and

•                 Commencing the sale process for up to four of the Company’s assets that do not have the RevPAR level and product quality consistent with the long-term vision of Ashford Prime. The assets include the Courtyard Philadelphia Downtown Hotel, Courtyard Seattle Downtown Hotel, Renaissance Tampa Hotel and Marriott Legacy Center Hotel in Plano, Texas.

CAPITAL STRUCTURE

At March 31, 2016, the Company had total assets of $1.3 billion in continuing operations.  As of March 31, 2016, the Company had $838 million of mortgage debt in continuing operations of which $49 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines.  Ashford Prime’s total combined debt had a blended average interest rate of 4.7%.

PORTFOLIO REVPAR

As of March 31, 2016, the Ashford Prime portfolio consisted of direct hotel investments with 12 properties classified in continuing operations.  No hotels were under renovation during the quarter.

•                 Comparable RevPAR increased 2.1% to $192.56 for all hotels on a 3.3% increase in ADR and a 1.2% decrease in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the twelve hotels included in continuing operations are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On March 14, 2016, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.10 per diluted share for the Company’s common stock for the first quarter ending March 31, 2016, payable on April 15, 2016, to shareholders of record as of March 31, 2016.

Subsequent to quarter-end, as part of the initiatives designed to enhance shareholder value announced in conjunction with

AHP Reports First Quarter Results

May 4, 2016

the conclusion of the strategic review, the Company announced that it will be amending its 2016 dividend policy commencing with the second quarter to increase the expected quarterly cash dividend for the Company’s common stock by 20%, from $0.10 per diluted share to $0.12 per diluted share. This equates to an annual rate of $0.48 per diluted share, representing a 4.2% yield.

“We have already begun to execute on the initiatives designed to enhance value for our stockholders announced in conjunction with the conclusion of the strategic review process by engaging brokers to market the four assets that we have identified for sale.  These hotels do not have the RevPAR level and product quality consistent with the long-term vision of Ashford Prime,” commented Monty J. Bennett, Ashford Prime’s Chairman and Chief Executive Officer. “In addition to these initiatives, our management team and the Board will continue to focus on additional opportunities to create long-term value for shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Prime, Inc. will conduct a conference call on Thursday, May 5, 2016, at 9:00 a.m. ET.  The number to call for this interactive teleconference is (719) 325-2464. A replay of the conference call will be available through Thursday, May 12, 2016, by dialing (719) 457-0820 and entering the confirmation number, 6588430.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2016 earnings release conference call.  The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the Company’s web site, www.ahpreit.com on Thursday, May 5, 2016, beginning at 9:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Prime is a real estate investment trust (REIT) focused on investing in luxury hotels located in resort and gateway markets.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

AHP Reports First Quarter Results

May 4, 2016

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this press release include, among others, statements about the implied share price for the Company’s common stock.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Prime’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	March 31,	December 31,
	2016	2015
ASSETS
Investments in hotel properties, net	$1,082,812	$1,091,479
Cash and cash equivalents	101,891	105,039
Restricted cash	36,374	33,135
Accounts receivable, net of allowance of $70 and $68, respectively	14,562	13,370
Inventories	1,467	1,451
Note receivable	8,098	8,098
Deferred costs, net	550	755
Prepaid expenses	5,056	3,132
Investment in securities investment fund	45,715	48,365
Investment in Ashford Inc., at fair value	8,884	10,377
Derivative assets	4,404	753
Other assets	3,445	2,543
Intangible asset, net	23,080	23,160
Due from related party, net	682	371
Due from third-party hotel managers	12,692	10,722

Total assets	$1,349,712	$1,352,750

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$834,110	$835,592
Accounts payable and accrued expenses	47,762	43,568
Dividends payable	4,325	3,439
Unfavorable management contract liabilities	119	158
Due to Ashford Trust OP, net	13	528
Due to Ashford Inc.	5,286	6,369
Due to third-party hotel managers	1,254	1,158
Intangible liability, net	3,668	3,682
Other liabilities	1,239	1,181

Total liabilities	897,776	895,675

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 2,600,000 shares issued and outstanding at March 31, 2016 and December 31, 2015	62,236	62,248
Redeemable noncontrolling interests in operating partnership	50,858	61,781

Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 28,461,767 and 28,471,775 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	285	285
Additional paid-in capital	436,881	438,347
Accumulated deficit	(92,656)	(99,773)
Total stockholders’ equity of the Company	344,510	338,859
Noncontrolling interest in consolidated entities	(5,668)	(5,813)

Total equity	338,842	333,046

Total liabilities and equity	$1,349,712	$1,352,750

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2016	2015
REVENUE
Rooms	$69,251	$54,497
Food and beverage	24,865	20,230
Other	5,648	3,022

Total hotel revenue	99,764	77,749
Other	33	40

Total revenue	99,797	77,789

EXPENSES
Hotel operating expenses
Rooms	15,819	12,978
Food and beverage	17,445	13,069
Other expenses	28,339	20,924
Management fees	3,807	3,104

Total hotel operating expenses	65,410	50,075

Property taxes, insurance and other	5,043	4,595
Depreciation and amortization	11,904	10,517
Advisory services fee:
Base advisory fee	2,025	2,205
Reimbursable expenses	652	546
Non-cash stock/unit-based compensation	(613)	469

Corporate, general and administrative:
Other general and administrative	3,923	1,123

Total operating expenses	88,344	69,530

OPERATING INCOME	11,453	8,259

Equity in loss of unconsolidated joint ventures	-
Equity in earnings (loss) of unconsolidated entity	(2,650)	-
Interest income	32	4
Other income (expense)	(10)	139
Interest expense	(9,753)	(8,891)
Amortization of loan costs	(881)	(692)
Write-off of loan costs and exit fees	-	(54)
Unrealized gain (loss) on investments	(1,493)	1,323
Unrealized gain (loss) on derivatives	3,533	(32)

INCOME BEFORE INCOME TAXES	231	56
Income tax expense	(370)	(481)

NET LOSS	(139)	(425)
(Income) loss from consolidated entities attributable to noncontrolling interest	(145)	147
Net loss attributable to redeemable noncontrolling interests in operating partnership	150	72

NET LOSS ATTRIBUTABLE TO THE COMPANY	(134)	(206)
Preferred dividends	(894)	-

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(1,028)	$(206)

LOSS PER SHARE – BASIC AND DILUTED
Basic:

Net loss attributable to common stockholders	$(0.04)	$(0.01)

Weighted average common shares outstanding – basic	28,343	24,070

Diluted:

Net loss attributable to common stockholders	$(0.04)	$(0.01)

Weighted average common shares outstanding – diluted	28,343	24,070

Dividends declared per common share:	$0.10	$0.05

Amounts attributable to common stockholders:
Net income (loss) attributable to the Company	$(134)	$(206)
Preferred dividends	(894)	-

Net loss attributable to common stockholders	$(1,028)	$(206)

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended
	March 31,
	2016	2015

Net loss	$(139)	$(425)
(Income) loss from consolidated entities attributable to noncontrolling interest	(145)	147
Net loss attributable to redeemable noncontrolling interests in operating partnership	150	72
Net loss attributable to the Company	(134)	(206)

Interest income	(32)	(4)
Interest expense and amortization of loan costs	10,229	9,208
Depreciation and amortization	11,200	9,788
Income tax expense	370	481
Net loss attributable to redeemable noncontrolling interests in operating partnership	(150)	(72)

EBITDA available to common stockholders and OP unitholders	21,483	19,195

Amortization of unfavorable management contract liabilities	(39)	(39)
Write-off of loan costs and exit fees	-	54
Unrealized (gain) loss on investments	1,493	(1,323)
Unrealized (gain) loss on derivatives	(3,533)	29
Other (income) expense (1)	10	(139)
Non-cash, non-employee stock/unit-based compensation	(613)	469
Strategic alternatives and other deal costs	3,313	272
Advisory services incentive fee (2)	(319)	-
Company’s portion of unrealized loss of investment in securities investment fund	2,650	-

Adjusted EBITDA available to common stockholders and OP unitholders	$24,445	$18,518

(1)	Other (income) expense, primarily consisting of net realized gain on marketable securities is excluded from Adjusted EBITDA.
(2)

The advisory services incentive fee is subject to the FCCR Condition (as defined in the advisory agreement) and is payable in arrears in three equal annual installments with the first installment payable on January 15 following the applicable year for which the advisory services incentive fee relates and on January 15 of the next two successive years. The adjustment for the three months ended March 31, 2016 reflects the pro-rata portion of the second installment payable on January 15, 2017, subject to the FCCR Condition.

RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2016	2015

Net loss	$(139)	$(425)
(Income) loss from consolidated entities attributable to noncontrolling interest	(145)	147
Net loss attributable to redeemable noncontrolling interests in operating partnership	150	72
Preferred dividends	(894)	-
Net loss attributable to common stockholders	(1,028)	(206)

Depreciation and amortization on real estate	11,200	9,788
Net loss attributable to redeemable noncontrolling interests in operating partnership	(150)	(72)

FFO available to common stockholders and OP unitholders	10,022	9,510

Preferred dividends	894	-
Unrealized (gain) loss on investments	1,493	(1,323)
Unrealized (gain) loss on derivatives	(3,533)	29
Other (income) expense (1)	10	(139)
Non-cash, non-employee stock/unit-based compensation	(613)	469
Strategic alternatives and other deal costs	3,313	272
Write-off of loan costs and exit fees	-	54
Advisory services incentive fee (2)	(319)	-
Company’s portion of unrealized loss of investment in securities investment fund	2,650	-

Adjusted FFO available to the Company and OP unitholders	$13,917	$8,872

Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.38	$0.26

Weighted average diluted shares	36,290	32,622

NOTES:

(1)	Other (income) expense, primarily consisting of net realized gain/loss on marketable securities is excluded from Adjusted FFO.
(2)

The advisory services incentive fee is subject to the FCCR Condition (as defined in the advisory agreement) and is payable in arrears in three equal annual installments with the first installment payable on January 15 following the applicable year for which the advisory services incentive fee relates and on January 15 of the next two successive years. The adjustment for the three months ended March 31, 2016 reflects the pro-rata portion of the second installment payable on January 15, 2017, subject to the FCCR Condition.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

MARCH 31, 2016

(dollars in thousands)

(unaudited)

							Comparable	Comparable
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA (6)	Debt Yield

Senior credit facility - Various	November 2016	Base Rate(5) + 1.25% to 2.75% or LIBOR + 2.25% to 3.75%	$-	$-	(1)	$-	$ N/A	N/A
GACC Sofitel - 1 hotel	March 2017	LIBOR + 2.30%	-	80,000	(4)	80,000	8,248	10.3%
Credit Agricole Pier House - 1 hotel	March 2017	LIBOR + 2.25%	-	70,000	(2)	70,000	9,894	14.1%
Wachovia Philly CY - 1 hotel	April 2017	5.91%	33,256	-		33,256	12,236	36.8%
Wachovia 3 - 2 hotels	April 2017	5.95%	121,918	-		121,918	20,793	17.1%
Wachovia 7 - 3 hotels	April 2017	5.95%	248,092	-		248,092	31,793	12.8%
Column Financial Bardessono - 1 hotel	December 2017	LIBOR + 4.95%	-	40,000	(2)	40,000	4,237	10.6%
Apollo Ritz-Carlton St. Thomas - 1 hotel	December 2017	LIBOR + 4.95%	-	42,000	(2)	42,000	9,328	22.2%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	-		8,098	N/A	N/A
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	-	194,725	(3)	194,725	28,155	14.5%
Total			$411,364	$426,725		$838,089	$124,684	14.9%

Percentage			49.1%	50.9%		100.0%

Weighted average interest rate			6.08%	3.40%		4.72%

All indebtedness is non-recourse with the exception of the senior credit facility.

(1) This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2016.

(2) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.

(3) This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.

(4) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in March 2016.

(5) Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%.

(6) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

MARCH 31, 2016

(in thousands)

(unaudited)

	2016	2017	2018	2019	2020	Thereafter	Total

Senior credit facility - Various	$-	$-	$-	$-	$-	$-	$-
Wachovia Philly CY - 1 hotel	-	32,532	-	-	-	-	32,532
Wachovia 3 - 2 hotels	-	119,245	-	-	-	-	119,245
Wachovia 7 - 3 hotels	-	242,202	-	-	-	-	242,202
TIF Philly CY - 1 hotel	-	-	8,098	-	-	-	8,098
GACC Sofitel - 1 hotel	-	-	-	80,000	-	-	80,000
Credit Agricole Pier House - 1 hotel	-	-	-	-	70,000	-	70,000
Column Financial Bardessono - 1 hotel	-	-	-	-	40,000	-	40,000
Apollo Ritz-Carlton St. Thomas - 1 hotel	-	-	-	-	42,000	-	42,000
Aareal - 2 hotels	-	-	-	-	-	177,486	177,486

Principal due in future periods	$-	$393,979	$8,098	$80,000	$152,000	$177,486	$811,563

Scheduled amortization payments remaining	6,713	7,526	2,939	3,120	3,312	2,916	26,526

Total indebtedness	$6,713	$401,505	$11,037	$83,120	$155,312	$180,402	$838,089

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS

(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Rooms revenue (in thousands)	$69,251	$-	$69,251	$54,497	$12,566	$67,063	27.07%	3.26%
RevPAR	$192.56	$-	$192.56	$163.35	$576.97	$188.69	17.89%	2.05%
Occupancy	77.77%	-	77.77%	78.54%	80.87%	78.69%	(0.99%)	(1.17%)
ADR	$247.62	$-	$247.62	$207.97	$713.44	$239.81	19.07%	3.26%

NOTES:

(1)        The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)        All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

HOTEL EBITDA

(dollars in thousands)

(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2016	2015	% Variance

Total hotel revenue	$99,764	$77,749	28.32%
Pre-acquisition adjustments	-	20,163	(100.00%)
Comparable total hotel revenue	$99,764	$97,912	1.89%

Hotel EBITDA	$29,442	$23,523	25.16%
Pre-acquisition adjustments	-	4,491	(100.00%)
Comparable Hotel EBITDA	$29,442	$28,014	5.10%
Hotel EBITDA Margin	29.51%	30.26%	(0.74%)
Comparable Hotel EBITDA Margin	29.51%	28.61%	0.90%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,760	$1,676	5.01%
Hotel EBITDA attributable to the Company and OP unitholders	$27,682	$21,847	26.71%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$27,682	$26,338	5.10%

NOTES:

(1)         The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016 were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa.

(3)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY FOR THE TWELVE HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT MARCH 31, 2016:

	Three Months Ended March 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre- acquisition	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$9,226	$-	$9,226	$8,374	$-	$8,374	10.17%	10.17%
Total Hotel Revenue	$13,766	$-	$13,766	$13,239	$-	$13,239	3.98%	3.98%
Hotel EBITDA	$3,615	$-	$3,615	$3,103	$-	$3,103	16.50%	16.50%
Hotel EBITDA Margin	26.26%	-	26.26%	23.44%	-	23.44%	2.82%	2.82%
Selected Operating Information:
RevPAR	$184.35	$-	$184.35	$170.10	$-	$170.10	8.38%	8.38%
Occupancy	81.45%	-	81.45%	78.00%	-	78.00%	4.43%	4.43%
ADR	$226.32	$-	$226.32	$218.08	$-	$218.08	3.78%	3.78%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$5,824	$-	$5,824	$5,882	$-	$5,882	(0.99%)	(0.99%)
Total Hotel Revenue	$10,839	$-	$10,839	$10,803	$-	$10,803	0.33%	0.33%
Hotel EBITDA	$3,425	$-	$3,425	$3,600	$-	$3,600	(4.86%)	(4.86%)
Hotel EBITDA Margin	31.60%	-	31.60%	33.32%	-	33.32%	(1.73%)	(1.73%)
Selected Operating Information:
RevPAR	$162.44	$-	$162.44	$165.89	$-	$165.89	(2.08%)	(2.08%)
Occupancy	77.94%	-	77.94%	83.21%	-	83.21%	(6.33%)	(6.33%)
ADR	$208.42	$-	$208.42	$199.37	$-	$199.37	4.54%	4.54%

CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Rooms Revenue	$3,618	$-	$3,618	$3,857	$-	$3,857	(6.20%)	(6.20%)
Total Hotel Revenue	$5,260	$-	$5,260	$5,624	$-	$5,624	(6.47%)	(6.47%)
Hotel EBITDA	$(723)	$-	$(723)	$(611)	$-	$(611)	(18.33%)	(18.33%)
Hotel EBITDA Margin	(13.75%)	-	(13.75%)	(10.86%)	-	(10.86%)	(2.88%)	(2.88%)
Selected Operating Information:
RevPAR	$95.80	$-	$95.80	$103.26	$-	$103.26	(7.23%)	(7.23%)
Occupancy	65.07%	-	65.07%	66.24%	-	66.24%	(1.77%)	(1.77%)
ADR	$147.23	$-	$147.23	$155.89	$-	$155.89	(5.55%)	(5.55%)

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms Revenue	$2,290	$-	$2,290	$-	$2,160	$2,160	0.00%	6.02%
Total Hotel Revenue	$3,452	$-	$3,452	$-	$3,253	$3,253	0.00%	6.12%
Hotel EBITDA	$85	$-	$85	$-	$(308)	$(308)	0.00%	127.60%
Hotel EBITDA Margin	2.46%	-	2.46%	-	(9.47%)	(9.47%)	0.00%	11.93%
Selected Operating Information:
RevPAR	$405.89	$-	$405.89	$-	$387.21	$387.21	0.00%	4.83%
Occupancy	75.31%	-	75.31%	0.00%	72.71%	72.71%	0.00%	3.58%
ADR	$538.96	$-	$538.96	$-	$532.57	$532.57	0.00%	1.20%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$5,844	$-	$5,844	$5,734	$-	$5,734	1.92%	1.92%
Total Hotel Revenue	$7,072	$-	$7,072	$6,954	$-	$6,954	1.70%	1.70%
Hotel EBITDA	$3,668	$-	$3,668	$3,502	$-	$3,502	4.74%	4.74%
Hotel EBITDA Margin	51.87%	-	51.87%	50.36%	-	50.36%	1.51%	1.51%
Selected Operating Information:
RevPAR	$452.26	$-	$452.26	$448.66	$-	$448.66	0.80%	0.80%
Occupancy	92.87%	-	92.87%	93.47%	-	93.47%	(0.64%)	(0.64%)
ADR	$486.97	$-	$486.97	$479.98	$-	$479.98	1.46%	1.46%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$5,065	$-	$5,065	$5,311	$-	$5,311	(4.63%)	(4.63%)
Total Hotel Revenue	$6,265	$-	$6,265	$6,548	$-	$6,548	(4.32%)	(4.32%)
Hotel EBITDA	$1,697	$-	$1,697	$1,979	$-	$1,979	(14.25%)	(14.25%)
Hotel EBITDA Margin	27.09%	-	27.09%	30.22%	-	30.22%	(3.14%)	(3.14%)
Selected Operating Information:
RevPAR	$111.54	$-	$111.54	$118.27	$-	$118.27	(5.69%)	(5.69%)
Occupancy	75.31%	-	75.31%	76.82%	-	76.82%	(1.97%)	(1.97%)
ADR	$148.10	$-	$148.10	$153.95	$-	$153.95	(3.80%)	(3.80%)

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$5,217	$-	$5,217	$5,050	$-	$5,050	3.31%	3.31%
Total Hotel Revenue	$8,541	$-	$8,541	$8,206	$-	$8,206	4.08%	4.08%
Hotel EBITDA	$2,976	$-	$2,976	$2,933	$-	$2,933	1.47%	1.47%
Hotel EBITDA Margin	34.84%	-	34.84%	35.74%	-	35.74%	(0.90%)	(0.90%)
Selected Operating Information:
RevPAR	$141.92	$-	$141.92	$138.89	$-	$138.89	2.18%	2.18%
Occupancy	68.97%	-	68.97%	70.67%	-	70.67%	(2.41%)	(2.41%)
ADR	$205.78	$-	$205.78	$196.53	$-	$196.53	4.71%	4.71%

	Three Months Ended March 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre- acquisition	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$9,399	$-	$9,399	$8,235	$-	$8,235	14.13%	14.13%
Total Hotel Revenue	$10,778	$-	$10,778	$9,755	$-	$9,755	10.49%	10.49%
Hotel EBITDA	$3,526	$-	$3,526	$3,087	$-	$3,087	14.22%	14.22%
Hotel EBITDA Margin	32.71%	-	32.71%	31.65%	-	31.65%	1.07%	1.07%
Selected Operating Information:
RevPAR	$255.02	$-	$255.02	$225.94	$-	$225.94	12.87%	12.87%
Occupancy	87.73%	-	87.73%	90.80%	-	90.80%	(3.38%)	(3.38%)
ADR	$290.70	$-	$290.70	$248.83	$-	$248.83	16.82%	16.82%

SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$2,736	$-	$2,736	$2,521	$-	$2,521	8.53%	8.53%
Total Hotel Revenue	$3,187	$-	$3,187	$2,892	$-	$2,892	10.20%	10.20%
Hotel EBITDA	$1,268	$-	$1,268	$1,163	$-	$1,163	9.03%	9.03%
Hotel EBITDA Margin	39.79%	-	39.79%	40.21%	-	40.21%	(0.43%)	(0.43%)
Selected Operating Information:
RevPAR	$120.26	$-	$120.26	$112.03	$-	$112.03	7.34%	7.34%
Occupancy	78.01%	-	78.01%	74.56%	-	74.56%	4.62%	4.62%
ADR	$154.16	$-	$154.16	$150.25	$-	$150.25	2.60%	2.60%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$4,987	$-	$4,987	$4,874	$-	$4,874	2.32%	2.32%
Total Hotel Revenue	$6,864	$-	$6,864	$6,949	$-	$6,949	(1.22%)	(1.22%)
Hotel EBITDA	$2,166	$-	$2,166	$2,370	$-	$2,370	(8.61%)	(8.61%)
Hotel EBITDA Margin	31.56%	-	31.56%	34.11%	-	34.11%	(2.55%)	(2.55%)
Selected Operating Information:
RevPAR	$153.08	$-	$153.08	$151.26	$-	$151.26	1.20%	1.20%
Occupancy	73.56%	-	73.56%	75.60%	-	75.60%	(2.69%)	(2.69%)
ADR	$208.09	$-	$208.09	$200.09	$-	$200.09	4.00%	4.00%

ST THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms Revenue	$9,837	$-	$9,837	$-	$10,406	$10,406	0.00%	(5.47%)
Total Hotel Revenue	$16,319	$-	$16,319	$-	$16,910	$16,910	0.00%	(3.49%)
Hotel EBITDA	$4,970	$-	$4,970	$-	$4,799	$4,799	0.00%	3.56%
Hotel EBITDA Margin	30.46%	-	30.46%	-	28.38%	28.38%	0.00%	2.08%
Selected Operating Information:
RevPAR	$600.53	$-	$600.53	$-	$642.34	$642.34	0.00%	(6.51%)
Occupancy	79.47%	-	79.47%	0.00%	83.69%	83.69%	0.00%	(5.03%)
ADR	$755.62	$-	$755.62	$-	$767.56	$767.56	0.00%	(1.56%)

TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$5,208	$-	$5,208	$4,659	$-	$4,659	11.78%	11.78%
Total Hotel Revenue	$7,421	$-	$7,421	$6,779	$-	$6,779	9.47%	9.47%
Hotel EBITDA	$2,769	$-	$2,769	$2,397	$-	$2,397	15.52%	15.52%
Hotel EBITDA Margin	37.31%	-	37.31%	35.36%	-	35.36%	1.95%	1.95%
Selected Operating Information:
RevPAR	$195.32	$-	$195.32	$176.66	$-	$176.66	10.56%	10.56%
Occupancy	88.19%	-	88.19%	87.30%	-	87.30%	1.02%	1.02%
ADR	$221.47	$-	$221.47	$202.36	$-	$202.36	9.44%	9.44%

PRIME PROPERTIES TOTAL (12)
Selected Financial Information:
Rooms Revenue	$69,251	$-	$69,251	$54,497	$12,566	$67,063	27.07%	3.26%
Total Hotel Revenue	$99,764	$-	$99,764	$77,749	$20,163	$97,912	28.32%	1.89%
Hotel EBITDA	$29,442	$-	$29,442	$23,523	$4,491	$28,014	25.16%	5.10%
Hotel EBITDA Margin	29.51%	-	29.51%	30.26%	22.27%	28.61%	(0.74%)	0.90%
Selected Operating Information:
RevPAR	$192.56	$-	$192.56	$163.35	$576.97	$188.69	17.89%	2.05%
Occupancy	77.77%	-	77.77%	78.54%	80.87%	78.69%	(0.99%)	(1.17%)
ADR	$247.62	$-	$247.62	$207.97	$713.44	$239.81	19.07%	3.26%

NOTES:

(1)         The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016 were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa.

(3)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY FOR THE TWELVE HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT MARCH 31, 2016:

	TTM Ended March 31,
	Actual	Pre-acquisition	Comparable
	2016	2016	2016

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$38,897	$-	$38,897
Total Hotel Revenue	$54,951	$-	$54,951
Hotel EBITDA	$15,809	$-	$15,809
Hotel EBITDA Margin	28.77%	-	28.77%
Selected Operating Information:
RevPAR	$193.34	$-	$193.34
Occupancy	86.26%	-	86.26%
ADR	$224.13	$-	$224.13

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$23,405	$-	$23,405
Total Hotel Revenue	$40,576	$-	$40,576
Hotel EBITDA	$12,346	$-	$12,346
Hotel EBITDA Margin	30.43%	-	30.43%
Selected Operating Information:
RevPAR	$162.31	$-	$162.31
Occupancy	84.04%	-	84.04%
ADR	$193.14	$-	$193.14

CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Rooms Revenue	$26,741	$-	$26,741
Total Hotel Revenue	$36,958	$-	$36,958
Hotel EBITDA	$8,248	$-	$8,248
Hotel EBITDA Margin	22.32%	-	22.32%
Selected Operating Information:
RevPAR	$176.05	$-	$176.05
Occupancy	79.70%	-	79.70%
ADR	$220.89	$-	$220.89

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms Revenue	$9,145	$3,754	$12,899
Total Hotel Revenue	$13,135	$5,553	$18,688
Hotel EBITDA	$2,876	$1,361	$4,237
Hotel EBITDA Margin	21.90%	24.51%	22.67%
Selected Operating Information:
RevPAR	$552.41	$611.50	$568.39
Occupancy	78.20%	82.47%	79.35%
ADR	$706.42	$741.48	$716.28

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$18,659	$-	$18,659
Total Hotel Revenue	$23,310	$-	$23,310
Hotel EBITDA	$9,894	$-	$9,894
Hotel EBITDA Margin	42.45%	-	42.45%
Selected Operating Information:
RevPAR	$359.03	$-	$359.03
Occupancy	90.01%	-	90.01%
ADR	$398.89	$-	$398.89

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$26,215	$-	$26,215
Total Hotel Revenue	$31,762	$-	$31,762
Hotel EBITDA	$12,236	$-	$12,236
Hotel EBITDA Margin	38.52%	-	38.52%
Selected Operating Information:
RevPAR	$143.54	$-	$143.54
Occupancy	82.23%	-	82.23%
ADR	$174.57	$-	$174.57

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$20,430	$-	$20,430
Total Hotel Revenue	$32,368	$-	$32,368
Hotel EBITDA	$11,130	$-	$11,130
Hotel EBITDA Margin	34.39%	-	34.39%
Selected Operating Information:
RevPAR	$138.17	$-	$138.17
Occupancy	70.61%	-	70.61%
ADR	$195.69	$-	$195.69

	TTM Ended March 31,
	Actual	Pre-acquisition	Comparable
	2016	2016	2016

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$37,152	$-	$37,152
Total Hotel Revenue	$42,961	$-	$42,961
Hotel EBITDA	$14,127	$-	$14,127
Hotel EBITDA Margin	32.88%	-	32.88%
Selected Operating Information:
RevPAR	$250.64	$-	$250.64
Occupancy	90.33%	-	90.33%
ADR	$277.46	$-	$277.46

SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$14,368	$-	$14,368
Total Hotel Revenue	$16,554	$-	$16,554
Hotel EBITDA	$6,666	$-	$6,666
Hotel EBITDA Margin	40.27%	-	40.27%
Selected Operating Information:
RevPAR	$157.03	$-	$157.03
Occupancy	80.23%	-	80.23%
ADR	$195.72	$-	$195.72

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$27,533	$-	$27,533
Total Hotel Revenue	$36,059	$-	$36,059
Hotel EBITDA	$14,436	$-	$14,436
Hotel EBITDA Margin	40.03%	-	40.03%
Selected Operating Information:
RevPAR	$210.13	$-	$210.13
Occupancy	81.70%	-	81.70%
ADR	$257.20	$-	$257.20

ST THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms Revenue	$12,478	$15,835	$28,313
Total Hotel Revenue	$20,203	$31,469	$51,672
Hotel EBITDA	$6,459	$2,869	$9,328
Hotel EBITDA Margin	31.97%	9.12%	18.05%
Selected Operating Information:
RevPAR	$641.89	$340.98	$429.77
Occupancy	78.48%	78.73%	78.66%
ADR	$817.88	$433.10	$546.39

TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$15,174	$-	$15,174
Total Hotel Revenue	$22,576	$-	$22,576
Hotel EBITDA	$6,227	$-	$6,227
Hotel EBITDA Margin	27.58%	-	27.58%
Selected Operating Information:
RevPAR	$141.50	$-	$141.50
Occupancy	78.21%	-	78.21%
ADR	$180.92	$-	$180.92

PRIME PROPERTIES TOTAL (12)
Selected Financial Information:
Rooms Revenue	$270,197	$19,589	$289,786
Total Hotel Revenue	$371,413	$37,022	$408,435
Hotel EBITDA	$120,454	$4,230	$124,684
Hotel EBITDA Margin	32.43%	11.43%	30.53%
Selected Operating Information:
RevPAR	$193.87	$372.56	$200.36
Occupancy	82.05%	79.17%	81.95%
ADR	$236.27	$470.60	$244.50

NOTES:

(1)    The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016 were owned as of the beginning of each of the periods presented.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

Adjustments have been made to the pre-acquisition results as indicated below:

(a)    Management fee expense was adjusted to reflect current contractual rates.

(b)    Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa.

(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING SEASONALITY TABLE REFLECTS THE TWELVE HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT MARCH 31, 2016:

	Actual	Pre- acquisition	Comparable	Actual	Pre- acquisition	Comparable	Actual	Pre- acquisition	Comparable	Actual	Pre- acquisition	Comparable
	2016	2016	2016	2015	2015	2015	2015	2015	2015	2015	2015	2015
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter

Total Hotel Revenue	$99,764	$-	$99,764	$88,124	$7,706	$95,830	$90,725	$10,597	$101,322	$92,800	$18,719	$111,519
Hotel EBITDA	$29,442	$-	$29,442	$27,029	$(1)	$27,028	$30,081	$774	$30,855	$33,902	$3,457	$37,359
Hotel EBITDA Margin	29.51%	-	29.51%	30.67%	(0.01%)	28.20%	33.16%	7.30%	30.45%	36.53%	18.47%	33.50%

EBITDA % of Total TTM	24.44%	-	23.6%	22.44%	(0.02%)	21.7%	24.97%	18.30%	24.7%	28.15%	81.73%	30.0%

JV Interests in EBITDA	$1,760	$-	$1,760	$1,339	$-	$1,339	$1,427	$-	$1,427	$2,513	$-	$2,513

	Actual	Pre- acquisition	Comparable
	2016	2016	2016
	TTM	TTM	TTM

Total Hotel Revenue	$371,413	$37,022	$408,435
Hotel EBITDA	$120,454	$4,230	$124,684
Hotel EBITDA Margin	32.43%	11.43%	30.53%

EBITDA % of Total TTM	100.00%	100.00%	100.0%

JV Interests in EBITDA	$7,039	$-	$7,039

NOTES:

(1)         The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016 were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a)   Management fee expense was adjusted to reflect current contractual rates.

(b)   Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa.

(3)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

MARCH 31, 2016

(in thousands, except share price)

(unaudited)

March 31,
2016
End of quarter common shares outstanding	28,462
Partnership units outstanding (common stock equivalents)	4,764
Combined common shares and partnership units outstanding	33,226
Common stock price at quarter end	$11.67
Market capitalization at quarter end	$387,747
Series B convertible preferred stock	$65,000
Debt on balance sheet date	$838,089
Joint venture partner’s share of consolidated debt	$(48,681)
Net working capital (see below)	$(165,847)
Total enterprise value (TEV)	$1,076,308

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$45.59
Market value of Ashford Inc. investment	$8,884

Cash and cash equivalents	$99,677
Restricted cash	34,699
Accounts receivable, net	13,545
Prepaid expenses	4,675
Investment in securities investment fund	45,715
Due from affiliates, net	(4,269)
Due from third-party hotel managers, net	11,715
Market value of Ashford Inc. investment	8,884
Total current assets	$214,641

Accounts payable, net & accrued expenses	$44,469
Dividends payable	4,325
Total current liabilities	$48,794

Net working capital*	$165,847

* Includes the Company’s pro rata share of net working capital in joint ventures.

Ashford Hospitality Prime, Inc. and Subsidiaries

Anticipated Capital Expenditures Calendar (a)

		2016
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Estimated	Estimated	Estimated
Courtyard San Francisco	405			x
Marriott Seattle Waterfront	358				x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2016 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	2016	2015	2015	2015	March 31, 2016
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM

Net income	$15,585	$13,688	$17,314	$22,022	$68,609
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,120)	(632)	(699)	(1,778)	(4,229)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-
Net income attributable to the Company	14,465	13,056	16,615	20,244	64,380
Non-property adjustments	32	(14)	-	(1)	17
Interest income	(8)	(9)	(11)	(4)	(32)
Interest expense	1,607	1,125	1,016	1,005	4,753
Amortization of loan costs	256	194	183	182	815
Depreciation and amortization	11,904	11,440	11,308	10,559	45,211
Income tax expense (benefit)	(30)	(86)	10	102	(4)
Non-Hotel EBITDA ownership expense	96	693	261	36	1,086
Income from consolidated entities attributable to noncontrolling interests	1,120	630	699	1,779	4,228
Hotel EBITDA including amounts attributable to noncontrolling interest	29,442	27,029	30,081	33,902	120,454

Pre-acquisition Hotel EBITDA	-	(1)	774	3,457	4,230

Comparable Hotel EBITDA	$29,442	$27,028	$30,855	$37,359	$124,684

NOTES:
(1)	The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.
(2)

All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates
(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three months Ended March 31, 2016
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$2,267	$1,986	$(2,770)	$(618)	$3,005	$(258)	$1,888	$2,945	$727	$1,218	$3,411	$1,784	$15,585	$(15,724)	$(139)
(Income) loss from consolidated entities attributable to noncontrolling interests	(600)	(520)	-	-	-	-	-	-	-	-	-	-	(1,120)	975	(145)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	150	150
Net income (loss) attributable to the Company	1,667	1,466	(2,770)	(618)	3,005	(258)	1,888	2,945	727	1,218	3,411	1,784	14,465	(14,599)	(134)
Non-property adjustments	-	-	-	-	-	-	-	-	-	-	32	-	32	(32)	-
Interest Income	-	-	-	-	-	(1)	-	(4)	-	(2)	(1)	-	(8)	(24)	(32)
Interest expense	-	-	550	-	-	486	-	-	-	-	571	-	1,607	8,146	9,753
Amortization of loan costs	-	-	119	-	-	8	-	-	-	-	129	-	256	625	881
Depreciation and amortization	1,543	1,499	1,351	587	662	1,459	1,044	583	539	947	782	908	11,904	-	11,904
Income tax expense (benefit)	-	(74)	-	-	-	2	-	-	-	-	42	-	(30)	400	370
Non-Hotel EBITDA ownership expense	(195)	14	27	116	1	1	44	2	2	3	4	77	96	(96)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	600	520	-	-	-	-	-	-	-	-	-	-	1,120	(1,120)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	3,615	3,425	(723)	85	3,668	1,697	2,976	3,526	1,268	2,166	4,970	2,769	29,442	(6,700)	22,742
Less: EBITDA adjustments attributable to non-controlling interest	(304)	(336)	-	-	-	-	-	-	-	-	-	-	(640)	(469)	(1,109)
(Income) loss from consolidated entities attributable to noncontrolling interests	(600)	(520)	-	-	-	-	-	-	-	-	-	-	(1,120)	1,120	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(150)	(150)
Hotel EBITDA attributable to the Company and OP unitholders	$2,711	$2,569	$(723)	$85	$3,668	$1,697	$2,976	$3,526	$1,268	$2,166	$4,970	$2,769	$27,682	$(6,199)	$21,483

Pre-acquisition Hotel EBITDA	-	-	-	-	-	-	-	-	-	-	-	-	-
Comparable Hotel EBITDA	$3,615	$3,425	$(723)	$85	$3,668	$1,697	$2,976	$3,526	$1,268	$2,166	$4,970	$2,769	$29,442

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES COMPARABLE HOTEL EBITDA BY LOAN POOL (in thousands) (unaudited)

GACC Sofitel - 1 hotel	$-	$-	$(723)	$-	$-	$-	$-	$-	$-	$-	$-	$$ -	$$ (723)
Credit Agricole Pier House - 1 hotel	-	-	-	-	3,668	-	-	-	-	-	-	-	3,668
Wachovia Philly CY - 1 hotel	-	-	-	-	-	1,697	-	-	-	-	-	-	1,697
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,526	1,268	-	-	-	4,794
Wachovia 7 - 3 hotels	-	-	-	-	-	-	2,976	-	-	2,166	-	2,769	7,911
Column Financial Bardessono - 1 hotel	-	-	-	85	-	-	-	-	-	-	-	-	85
Apollo Ritz Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	4,970	-	4,970
Aareal - 2 hotels	3,615	3,425	-	-	-	-	-	-	-	-	-	-	7,040
Total	$3,615	$3,425	$(723)	$85	$3,668	$1,697	$2,976	$3,526	$1,268	$2,166	$4,970	$2,769	$29,442

NOTES:
(1)	The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.
(2)

All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates
(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended December 31, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$1,312	$1,002	$(223)	$461	$1,757	$1,286	$1,486	$2,435	$779	$1,797	$1,032	$564	$13,688	$(19,796)	$(6,108)
(Income) loss from consolidated entities attributable to noncontrolling interests	(358)	(274)	-	-	-	-	-	-	-	-	-	-	(632)	(714)	(1,346)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	1,064	1,064
Net income (loss) attributable to the Company	954	728	(223)	461	1,757	1,286	1,486	2,435	779	1,797	1,032	564	13,056	(19,446)	(6,390)
Non-property adjustments	(21)	2	1	-	-	-	-	-	(1)	-	5	-	(14)	14	-
Interest Income	-	(2)	-	-	-	(1)	-	(3)	-	(2)	(1)	-	(9)	(4)	(13)
Interest expense	-	-	516	-	-	505	-	-	-	-	104	-	1,125	7,904	9,029
Amortization of loan costs	-	-	176	-	-	8	-	-	-	-	10	-	194	546	740
Depreciation and amortization	1,562	1,499	1,584	578	662	1,448	1,035	578	533	976	114	871	11,440	-	11,440
Income tax expense (benefit)	69	(196)	-	-	-	4	-	-	-	-	37	-	(86)	(22)	(108)
Non-Hotel EBITDA ownership expense	113	16	39	154	(35)	2	47	3	17	148	188	1	693	(693)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	356	274	-	-	-	-	-	-	-	-	-	-	630	(630)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	3,033	2,321	2,093	1,193	2,384	3,252	2,568	3,013	1,328	2,919	1,489	1,436	27,029	(12,331)	14,698
Less: EBITDA adjustments attributable to non-controlling interest	(400)	(307)	-	-	-	-	-	-	-	-	-	-	(707)	(388)	(1,095)
(Income) loss from consolidated entities attributable to noncontrolling interests	(358)	(274)	-	-	-	-	-	-	-	-	-	-	(632)	632	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,064)	(1,064)
Hotel EBITDA attributable to the Company and OP unitholders	$2,275	$1,741	$2,093	$1,193	$2,384	$3,252	$2,568	$3,013	$1,328	$2,919	$1,489	$1,436	$25,690	$(13,151)	$12,539

Pre-acquisition Hotel EBITDA	-	-	-	-	-	-	-	-	-	-	(1)	-	(1)
Comparable Hotel EBITDA	$3,033	$2,321	$2,093	$1,193	$2,384	$3,252	$2,568	$3,013	$1,328	$2,919	$1,488	$1,436	$27,028

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

COMPARABLE HOTEL EBITDA BY LOAN POOL

(in thousands)

(unaudited)

GACC Sofitel - 1 hotel	$-	$-	$2,093	$-	$-	$-	$-	$-	$-	$-	$-	$-	$2,093
Credit Agricole Pier House - 1 hotel	-	-	-	-	2,384	-	-	-	-	-	-	-	2,384
Wachovia Philly CY - 1 hotel	-	-	-	-	-	3,252	-	-	-	-	-	-	3,252
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,013	1,328	-	-	-	4,341
Wachovia 7 - 3 hotels	-	-	-	-	-	-	2,568	-	-	2,919	-	1,436	6,923
Column Financial Bardessono - 1 hotel	-	-	-	1,193	-	-	-	-	-	-	-	-	1,193
Apollo Ritz Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	1,488	-	1,488
Aareal - 2 hotels	3,033	2,321	-	-	-	-	-	-	-	-	-	-	5,354
Total	$3,033	$2,321	$2,093	$1,193	$2,384	$3,252	$2,568	$3,013	$1,328	$2,919	$1,488	$1,436	$27,028

NOTES:

(1) The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2) All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended September 30, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$1,203	$1,377	$1,061	$897	$843	$1,099	$1,581	$3,410	$1,810	$4,268	$-	$(235)	$17,314	$(24,596)	$(7,282)
(Income) loss from consolidated entities attributable to noncontrolling interests	(330)	(369)	-	-	-	-	-	-	-	-	-	-	(699)	(391)	(1,090)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	1,532	1,532
Net income (loss) attributable to the Company	873	1,008	1,061	897	843	1,099	1,581	3,410	1,810	4,268	-	(235)	16,615	(23,455)	(6,840)
Non-property adjustments	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Income	(5)	(1)	-	-	-	-	-	(3)	-	(2)	-	-	(11)	(1)	(12)
Interest expense	-	-	510	-	-	506	-	-	-	-	-	-	1,016	7,690	8,706
Amortization of loan costs	-	-	175	-	-	8	-	-	-	-	-	-	183	459	642
Depreciation and amortization	1,611	1,458	1,577	599	654	1,441	1,035	571	531	1,009	-	822	11,308	-	11,308
Income tax expense (benefit)	-	6	-	-	-	4	-	-	-	-	-	-	10	52	62
Non-Hotel EBITDA ownership expense	54	5	6	102	8	2	29	1	-	46	-	8	261	(261)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	330	369	-	-	-	-	-	-	-	-	-	-	699	(699)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	2,863	2,845	3,329	1,598	1,505	3,060	2,645	3,979	2,341	5,321	-	595	30,081	(16,215)	13,866
Less: EBITDA adjustments attributable to non-controlling interest	(386)	(342)	-	-	-	-	-	-	-	-	-	-	(728)	(369)	(1,097)
(Income) loss from consolidated entities attributable to noncontrolling interests	(330)	(369)	-	-	-	-	-	-	-	-	-	-	(699)	699	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,532)	(1,532)
Hotel EBITDA attributable to the Company and OP unitholders	$2,147	$2,134	$3,329	$1,598	$1,505	$3,060	$2,645	$3,979	$2,341	$5,321	$-	$595	$28,654	$(17,417)	$11,237

Pre-acquisition Hotel EBITDA	-	-	-	131	-	-	-	-	-	-	643	-	774
Comparable Hotel EBITDA	$2,863	$2,845	$3,329	$1,729	$1,505	$3,060	$2,645	$3,979	$2,341	$5,321	$643	$595	$30,855

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

COMPARABLE HOTEL EBITDA BY LOAN POOL

(in thousands)

(unaudited)

GACC Sofitel - 1 hotel	$-	$-	$3,329	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,329
Credit Agricole Pier House - 1 hotel	-	-	-	-	1,505	-	-	-	-	-	-	-	1,505
Wachovia Philly CY - 1 hotel	-	-	-	-	-	3,060	-	-	-	-	-	-	3,060
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,979	2,341	-	-	-	6,320
Wachovia 7 - 3 hotels	-	-	-	-	-	-	2,645	-	-	5,321	-	595	8,561
Column Financial Bardessono - 1 hotel	-	-	-	1,729	-	-	-	-	-	-	-	-	1,729
Apollo Ritz Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	643	-	643
Aareal - 2 hotels	2,863	2,845	-	-	-	-	-	-	-	-	-	-	5,708
Total	$2,863	$2,845	$3,329	$1,729	$1,505	$3,060	$2,645	$3,979	$2,341	$5,321	$643	$595	$30,855

NOTES:

(1)  The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended June 30, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$4,689	$2,212	$1,292	$-	$1,692	$2,272	$1,864	$3,046	$1,202	$3,016	$-	$737	$22,022	$(12,898)	$9,124
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,201)	(577)	-	-	-	-	-	-	-	-	-	-	(1,778)	1,653	(125)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,275)	(2,275)
Net income (loss) attributable to the Company	3,488	1,635	1,292	-	1,692	2,272	1,864	3,046	1,202	3,016	-	737	20,244	(13,520)	6,724
Non-property adjustments	-	(1)	-	-	-	-	-	-	-	-	-	-	(1)	1	-
Interest Income	2	-	-	-	-	(1)	-	(3)	-	(2)	-	-	(4)	(1)	(5)
Interest expense	-	-	502	-	-	503	-	-	-	-	-	-	1,005	7,484	8,489
Amortization of loan costs	-	-	174	-	-	8	-	-	-	-	-	-	182	458	640
Depreciation and amortization	1,656	1,431	1,571	-	644	1,439	1,030	565	524	1,012	-	687	10,559	-	10,559
Income tax expense (benefit)	-	97	-	-	-	5	-	-	-	-	-	-	102	(274)	(172)
Non-Hotel EBITDA ownership expense	(49)	15	10	-	1	1	47	2	2	4	-	3	36	(36)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	1,201	578	-	-	-	-	-	-	-	-	-	-	1,779	(1,779)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	6,298	3,755	3,549	-	2,337	4,227	2,941	3,610	1,728	4,030	-	1,427	33,902	(7,667)	26,235
Less: EBITDA adjustments attributable to non-controlling interest	(373)	(362)	-	-	-	-	-	-	-	-	-	-	(735)	(362)	(1,097)
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,201)	(577)	-	-	-	-	-	-	-	-	-	-	(1,778)	1,778	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	2,275	2,275
Hotel EBITDA attributable to the Company and OP unitholders	$4,724	$2,816	$3,549	$-	$2,337	$4,227	$2,941	$3,610	$1,728	$4,030	$-	$1,427	$31,389	$(3,976)	$27,413

Pre-acquisition Hotel EBITDA	-	-	-	1,230	-	-	-	-	-	-	2,227	-	3,457
Comparable Hotel EBITDA	$6,298	$3,755	$3,549	$1,230	$2,337	$4,227	$2,941	$3,610	$1,728	$4,030	$2,227	$1,427	$37,359

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

COMPARABLE HOTEL EBITDA BY LOAN POOL

(in thousands)

(unaudited)

GACC Sofitel - 1 hotel	$-	$-	$3,549	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,549
Credit Agricole Pier House - 1 hotel	-	-	-	-	2,337	-	-	-	-	-	-	-	2,337
Wachovia Philly CY - 1 hotel	-	-	-	-	-	4,227	-	-	-	-	-	-	4,227
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,610	1,728	-	-	-	5,338
Wachovia 7 - 3 hotels	-	-	-	-	-	-	2,941	-	-	4,030	-	1,427	8,398
Column Financial Bardessono - 1 hotel	-	-	-	1,230	-	-	-	-	-	-	-	-	1,230
Apollo Ritz Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	2,227	-	2,227
Aareal - 2 hotels	6,298	3,755	-	-	-	-	-	-	-	-	-	-	10,053
Total	$6,298	$3,755	$3,549	$1,230	$2,337	$4,227	$2,941	$3,610	$1,728	$4,030	$2,227	$1,427	$37,359

NOTES:

(1)  The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended March 31, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$1,019	$2,092	$(2,844)	$-	$2,833	$34	$1,923	$2,525	$661	$1,359	$-	$1,754	$11,356	$(11,781)	$(425)
(Income) loss from consolidated entities attributable to noncontrolling interests	(284)	(546)	-	-	-	-	-	-	-	-	-	-	(830)	977	147
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	72	72
Net income (loss) attributable to the Company	735	1,546	(2,844)	-	2,833	34	1,923	2,525	661	1,359	-	1,754	10,526	(10,732)	(206)
Non-property adjustments	-	-	-	-	-	(1)	-	-	-	-	-	-	(1)	1	-
Interest Income	2	-	-	-	-	-	-	(3)	-	(2)	-	(1)	(4)	-	(4)
Interest expense	-	-	494	-	-	499	-	-	-	-	-	-	993	7,898	8,891
Amortization of loan costs	-	-	172	-	-	9	-	-	-	-	-	-	181	511	692
Depreciation and amortization	1,695	1,430	1,565	-	668	1,434	1,009	564	503	1,007	-	642	10,517	-	10,517
Income tax expense (benefit)	-	68	-	-	-	3	-	-	-	-	-	-	71	410	481
Non-Hotel EBITDA ownership expense	387	9	2	-	1	1	1	1	(1)	6	-	2	409	(409)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	284	547	-	-	-	-	-	-	-	-	-	-	831	(831)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	3,103	3,600	(611)	-	3,502	1,979	2,933	3,087	1,163	2,370	-	2,397	23,523	(3,152)	20,371
Less: EBITDA adjustments attributable to non-controlling interest	(492)	(354)	-	-	-	-	-	-	-	-	-	-	(846)	(258)	(1,104)
(Income) loss from consolidated entities attributable to noncontrolling interests	(284)	(546)	-	-	-	-	-	-	-	-	-	-	(830)	830	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(72)	(72)
Hotel EBITDA attributable to the Company and OP unitholders	$2,327	$2,700	$(611)	$-	$3,502	$1,979	$2,933	$3,087	$1,163	$2,370	$-	$2,397	$21,847	$(2,652)	$19,195

Pre-acquisition Hotel EBITDA	-	-	-	(308)	-	-	-	-	-	-	4,799	-	4,491
Comparable Hotel EBITDA	$3,103	$3,600	$(611)	$(308)	$3,502	$1,979	$2,933	$3,087	$1,163	$2,370	$4,799	$2,397	$28,014

NOTES:

(1)  The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at March 31, 2016, were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa